FIFTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION OF OTHER LOAN DOCUMENTS

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION OF OTHER LOAN DOCUMENTS (this "Amendment") is executed on December 1 2022 (the "Amendment Effective Date"), by and among HCI GROUP, INC., a Florida corporation ("Borrower"), the Guarantors party hereto, and FIFTH THIRD BANK, NATIONAL ASSOCIATION ("Lender").

BACKGROUND

A.
Lender previously made available to Borrower a revolving line of credit loan (the "Loan") in the principal amount of up to Sixty-Five Million and No/100 Dollars ($65,000,000.00), as evidenced by that certain Promissory Note dated December 5, 2018, in the original principal amount of $65,000,000.00, made by Borrower to the order of Lender (together with all renewals, amendments, modifications, increases and extensions thereof, the "Note"). The amount of the Loan was reduced to $50,000,000.00 pursuant to that certain Fourth Amendment to Credit Agreement and Modification of Note and Other Loan Documents with an effective date of November 7, 2022 (the "Fourth Amendment").

B.
The Note was issued pursuant to that certain Credit Agreement dated December 5, 2018 by and among Borrower, the Guarantors from time to time party thereto and Lender, as amended by that certain First Amendment to Credit Agreement dated February 28, 2019, that certain Joinder, Second Amendment to Credit Agreement and Modification of Other Loan Documents with an effective date of December 31, 2020, that certain Third Amendment to Credit Agreement with an effective date of March 31, 2021 and the Fourth Amendment (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and secured by, among other things, the security interests granted pursuant to that certain Security and Pledge Agreement dated December 5, 2018 by and among Borrower, the other obligors from time to time party thereto and Lender.

C.
Borrower and Lender have agreed to amend the Credit Agreement and the other Loan Documents as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties mutually agree as follows:

1.
Recitals; Defined Terms. The foregoing recitals are true and correct and are incorporated herein by this reference. Unless otherwise defined herein, all capitalized terms have the same meanings provided in the Credit Agreement.

2.
Modifications to Loan Documents.

(a)
The Credit Agreement is hereby amended to delete the following terms in their entirety: "Adjusted LIBOR Rate", "Adjusted Prime Rate", "Debt-to-Capital Reduction Event", "Interest Rate", "LIBOR Adjustment Date", "LIBOR Rate", "LIBOR Rate Loan" and

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"Prime Rate Loan".

(b)
Section 1.1 of the Credit Agreement is hereby amended to add or to amend and restate in their entirety, as applicable, the following terms in the appropriate alphabetical order to read as follows:

"Base Rate" means a variable per annum rate, as of any date of determination, equal to the Prime Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Lender may make commercial loans or other loans at rates of interest at, above or below the Base Rate. Any change in the Base Rate shall be effective for purposes of this Agreement on the date of such change without notice to Borrower.

"Base Rate Loans" means Advances that accrue interest by reference to the Base Rate, in accordance with the terms of this Agreement.

"Business Day" means (a) with respect to all notices and determinations, including Interest Payment Dates, in connection with the Tranche Rate, any day that commercial banks in New York, New York are required by law to be open for business and that is a U.S. Government Securities Business Day, which means any day other than a Saturday, Sunday, or day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities and (b) in all other cases, any day on which commercial banks in New York, New York or Cincinnati, Ohio are required by Law to be open for business; provided that, notwithstanding anything to the contrary in this definition of "Business Day", at any time during which a Rate Management Agreements with Lender is then in effect with respect to all or a portion of the Obligations, then the definitions of "Business Day" and "Banking Day", as applicable, pursuant to such Rate Management Agreements shall govern with respect to all applicable notices and determinations in connection with such portion of the Obligations arising under such Rate Management Agreements. Periods of days referred to in the Loan Documents will be counted in calendar days unless Business Days are expressly prescribed.

"Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel

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III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.

"Conforming Changes" means, with respect to the use, administration of, or any conventions associated with the Tranche Rate or any proposed Successor Rate, as applicable, any changes to the terms of this Agreement related to the timing, frequency, and methodology of determining rates and making payments of interest, including changes to the definition of Business Day, lookback periods or observation shift, prepayments, and borrowing notices, and other technical, administrative, or operational matters, as may be appropriate, in the discretion of Lender, to reflect the adoption and implementation of such applicable rate and to permit the administration thereof by Lender in an operationally feasible manner and, to the extent feasible, consistent with market practice.

"Daily Simple SOFR" means a rate based on SOFR with interest accruing on a simple daily basis in arrears with a methodology and conventions selected by Lender.

"Index Floor" has the meaning given to such term in the definition of "Tranche Rate".

"Interest Payment Date" means, all as determined by Lender in accordance with the Loan Documents and Lender's loan systems and procedures periodically in effect (and subject to the terms of any BillPayer Service, as applicable), as applicable, the date set forth in Section 2.6(i) of this Agreement; provided that, in addition to the foregoing, each of (x) the date upon which the Revolving Commitment has been terminated and the Advances have been paid in full and (y) the Revolving Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest and any applicable Unused Commitment Fee that has then accrued under this Agreement.

"Interest Period" means, with respect to any Tranche Rate Loan, a period commencing on the date of such Tranche Rate Loan and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as designated by Borrower to Lender from time to time in a Notice of Borrowing or Notice of Conversion or as otherwise set pursuant to the terms of this Agreement, as applicable, determined by Lender in accordance with this Agreement and Lender's loan systems and procedures periodically in effect, including in accordance with the following terms and conditions, as applicable:

(a)
in the case of immediately successive Interest Periods with respect to a continued Tranche Rate Loan, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires, with interest for such day to be calculated based upon the interest rate in effect for the new Interest Period;

(b)
if an Interest Period would otherwise end on a day that is not a

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Business Day, such Interest Period shall end on the next succeeding Business Day; provided that, if the next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day; and

(c)
if any Interest Period begins on a Business Day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, then the Interest Period shall end on the last Business Day of the calendar month ending at the end of such Interest Period.

"Letter Agreement" means, collectively, those certain Letter Agreements between Borrower and Lender dated December 31, 2020 and November ___, 2022.

"Notice of Borrowing" shall mean a notice of borrowing with respect to any Advance hereunder, which notice shall be in form and substance, and delivered by Borrower to Lender in a manner, acceptable to Lender in its sole discretion, and which shall state the amount and date of the requested Advance.

"Notice of Conversion" shall mean a notice of conversion with respect to any Advance hereunder, which notice shall be in form and substance, and delivered by Borrower to Lender, in a manner acceptable to Lender in its sole discretion.

"Prime Rate" means, as of any date, the rate that Lender publicly announces, publishes or designates from time to time as its index rate or prime rate, or any successor rate thereto, in effect at its principal office. Such rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Lender may make commercial loans or other loans at rates of interest at, above or below its index rate or prime rate. Each determination by Lender of the Prime Rate shall be binding and conclusive in the absence of manifest error. Any change in the Prime Rate shall be effective for purposes of this Agreement on the date of such change without notice to Borrower.

"Revolving Commitment" shall mean the commitment of Lender to make Advances to Borrower in an aggregate principal amount not exceeding $50,000,000.00, as such commitment may subsequently be increased or decreased pursuant to terms hereof.

"SOFR" means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate published by the Federal Reserve Bank of New York (or a successor administrator) on the administrator's website (or any successor source for the secured overnight financing rate identified as such by the administrator) at approximately 2:30 p.m. (New York City time) on the immediately succeeding Business Day.

"Spread Adjustment" means a mathematical or other adjustment to an alternate benchmark rate selected pursuant to Section 2.9 (b) or 2.9(c) of this Agreement and

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such adjustment may be positive, negative, or zero, subject to the specific Spread Adjustments set forth in Section 2.9(c).

"Successor Rate" means any successor index rate determined pursuant to Section 2.9(c) from time to time, including any applicable Spread Adjustment.

"Swap Contract" means any "swap agreement", as defined in Section 101 of the Bankruptcy Code.

"Swap Obligation" means any obligation in respect of a Swap Contract that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act, as amended from time to time.

"Term SOFR" means, with respect to a Tranche Rate Loan for any Interest Period, the forward-looking SOFR rate administered by CME Group, Inc. (or other administrator selected by Lender) and published on the applicable Bloomberg LP screen page (or such other commercially available source providing such quotations as may be selected by Lender), fixed by the administrator thereof two Business Days prior to the commencement of the applicable Interest Period (provided, however, that if Term SOFR is not published for such Business Day, then Term SOFR shall be determined by reference to the immediately preceding Business Day on which such rate is published), rounded upwards, if necessary, to the next 1/8th of 1% and adjusted for reserves if Lender is required to maintain reserves with respect to the relevant Advances, all as determined by Lender in accordance with this Agreement and Lender's loan systems and procedures periodically in effect.

"Tranche Rate" means, with respect to any Interest Period, the greater of (a) 0% (the "Index Floor") and (b) Term SOFR relating to quotations for 1 or 3 months, as selected by Borrower in its Notice of Borrowing or Notice of Conversion, or as otherwise set pursuant to the terms of this Agreement, as applicable. Each determination by Lender of the Tranche Rate shall be conclusive and binding in the absence of manifest error. Notwithstanding anything to the contrary contained in this Agreement, at any time during which a Rate Management Agreement is then in effect with respect to all or a portion of the Obligations bearing interest based upon the Tranche Rate or any Successor Rate, the provision that rounds up the Tranche Rate to the next 1/8th of 1% shall be disregarded and no longer of any force and effect with respect to such portion of the Obligations that are subject to such Rate Management Agreements.

"Tranche Rate Loans" means any Advances that accrue interest by reference to the Tranche Rate for an Interest Period elected by Borrower in accordance with Section 2.9(a) of this Agreement and the other terms of this Agreement.

(c)
Section 2.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.5 Interest .

(a)
Subject to Sections 2.5(c), 2.5(d) and 2.9, each Advance shall bear interest on the outstanding principal amount thereof from the date when made at a rate per

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annum equal to the Tranche Rate or the Base Rate, as the case may be, plus the Applicable Margin (the "Interest Rate"). Each determination of an interest rate by Lender shall be conclusive and binding on Borrower in the absence of manifest error. All computations of Fees and interest payable under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, which results in more interest charged than if interest were calculated based on a 365-day year. Interest and Fees shall accrue during each period during which interest or such Fees are computed from (and including) the first day thereof to (and including) the last day thereof.
(b)
All as determined by Lender in accordance with the Loan Documents and Lender's loan systems and procedures periodically in effect, interest shall be paid in arrears (i) on each Interest Payment Date and (ii) on the date of each payment or prepayment of Advances on and after the Revolving Commitment Termination Date. Lender may estimate the amount of interest that Borrower will owe on Borrower's periodic statements and Lender may adjust the amount of interest owed on each subsequent statement provided to Borrower to reflect any differential between the estimated amount of interest shown on Borrower's preceding statement and the actual amount of interest determined to have been due by Lender on the preceding Interest Payment Date. Borrower agrees to pay the amount shown due on the Interest Payment Date on each of Borrower's periodic statements on each Interest Payment Date.
(c)
At the election of Lender while any Event of Default exists (or automatically while any Event of Default under Section 8.1(a) or (g) exists), interest (after as well as before entry of judgment thereon to the extent permitted by Law) on the Advances shall increase, to the Default Rate. All such interest shall be payable on demand of Lender.
(d)
Anything herein to the contrary notwithstanding, the obligations of Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Lender would be contrary to the provisions of any Law applicable to Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by Lender, and in such event Borrower shall pay Lender interest at the highest rate permitted by applicable Law ("Maximum Lawful Rate") for such period; provided, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Effective Date as otherwise provided in this Agreement.
(d)
Section 2.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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2.9 Tranche Rate Provisions.

(a) Tranche Rate Election. Subject to the provisions of Section 8.2, Borrower may request that Advances permitted to be made hereunder be Tranche Rate Loans and that outstanding portions of Advances made hereunder be converted to Tranche Rate Loans. Any request with respect to a new Advance will be made by submitting a Notice of Borrowing to Lender. Once given, and except as provided in clauses (b)-(f) below, a Notice of Borrowing shall be irrevocable and Borrower shall be bound thereby. In the case of any conversion of a Base Rate Loan to a Tranche Rate Loan or any conversion of an existing Tranche Rate Loan to a new Tranche Rate Loan with a different Interest Period, such election must be made pursuant to a Notice of Conversion. In addition to the other provisions of this Agreement, as a condition to any Tranche Rate election hereunder, on or before the date on which the applicable Tranche Rate Loan is to be advanced or converted hereunder, in each case in accordance with Lender's loan policies and procedures periodically in effect, Borrower shall notify Lender of each of the following: (i) the requested amount of such Tranche Rate Loan, (ii) the Interest Period that Borrower has elected to apply to such Tranche Rate Loan, and (iii) the date of the requested advance or conversion. In the absence of a Notice of Conversion submitted to Lender not later than noon Cincinnati, Ohio time (or such later time acceptable to Lender in its sole discretion) on the Business Day on which such Interest Period expires, Borrower will be deemed to have requested that the Tranche Rate Loan then maturing be continued as a Tranche Rate Loan for the same Interest Period commencing on the date on which such expiring Interest Period ends. If Borrower requests a new Advance but fails to submit a Notice of Borrowing as required by this paragraph, and if Borrower would otherwise be entitled to elect a Tranche Rate Loan under the terms of this Agreement, Borrower will be deemed to have elected to have such principal amount bear interest as a Tranche Rate Loan with a Tranche Interest Period of one month, commencing on the date of the advance. Unless otherwise permitted by Lender in its sole discretion: (A) in no event may the last day of any Interest Period exceed the Revolving Commitment Termination Date, and (B) in no event may any new Interest Period commence with respect to any Tranche Rate Loan requested to be converted hereunder prior to the expiration of the applicable Interest Period then in effect with respect to such Tranche Rate Loan.

(b) Temporary Replacement of the Tranche Rate and Tenor Replacement. In the event that prior to the commencement of any Interest Period relating to a Tranche Rate Loan, Lender shall determine either: (i) the Tranche Rate is unavailable, unrepresentative, or unreliable, (ii) the Tranche Rate as determined by Lender will not adequately and fairly reflect the cost to Lender of funding the Tranche Rate Loans for such Interest Period, or (iii) the making or funding of Tranche Rate Loans has become impracticable; then, in any such case, Lender shall promptly provide notice of such determination to Borrower (which shall be conclusive and binding on Borrower absent manifest error), and (A) any request for a Tranche Rate Loan or for a conversion to or continuation of a Tranche Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate

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Loan, (B) each Tranche Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (C) the obligations of Lender to make Tranche Rate Loans shall be suspended until Lender determines that the circumstances giving rise to such suspension no longer exist, in which event Lender shall so notify Borrower.

At any time (including in connection with the implementation of a Successor Rate), Lender may remove any tenor of a Tranche Rate that is unavailable, non-representative, or not in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, in Lender's sole discretion, for Tranche Rate settings; provided however that Lender may reinstate such previously removed tenor for Tranche Rate settings, if Lender determines in its sole discretion that such tenor has become available and representative again.

(c) Permanent Replacement of the Tranche Rate.

(i)
Notwithstanding anything to the contrary herein or in any other Loan Document (and any Rate Management Agreements shall be deemed not to be a "Loan Document" for purposes of this Section 2.9(c)), but without limiting Section 2.9(b) above, if Lender determines (which determination shall be conclusive and binding on Borrower absent manifest error) that any of the circumstances described in Section 2.9(b)(i)-(iii) has occurred and is unlikely to be temporary or the administrator of the Tranche Rate or a Governmental Authority having or purporting to have jurisdiction over Lender has made a public statement identifying a specific date (the "Scheduled Unavailability Date") after which the Tranche Rate will no longer be representative or made available or used for determining the interest rate of loans or otherwise cease or no longer be in compliance or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Benchmarks, and there is no successor administrator satisfactory to Lender, then on a date and time determined by Lender, but no later than the Scheduled Unavailability Date, the Tranche Rate will be replaced hereunder and under any other Loan Document with Daily Simple SOFR.

(ii)
Notwithstanding anything to the contrary herein, if Lender determines that the Successor Rate designated in Section 2.9(c)(i) is not available or administratively feasible, or if any of the circumstances described in Section 2.9(c)(i) with regard to the Tranche Rate has occurred with respect to a Successor Rate then in effect, Lender may replace the Tranche Rate or any then current Successor Rate in accordance with this Section 2.9(c) with another alternative benchmark rate and a Spread Adjustment, giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities and any recommendations of a relevant Governmental Authority, and which Spread Adjustment or method for calculating such Spread Adjustment shall be published on an information service as selected by Lender from time to time in its reasonable discretion.

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(iii)
If the Successor Rate is based on Daily Simple SOFR, interest shall be due and payable on a quarterly basis.
(iv)
Any such alternative benchmark rate and Spread Adjustment shall constitute a Successor Rate hereunder. Any Successor Rate shall become effective on the date set forth in a written notice provided by Lender to Borrower, and, for the avoidance of doubt, from and after such date (x) all Tranche Rate Loans shall bear interest at the Successor Rate plus the Applicable Margin; and (y) all references herein and in any other Loan Documents to "Tranche Rate" shall mean and refer to the Successor Rate.
(v)
Notwithstanding anything to the contrary herein, if the Successor Rate would be less than the Index Floor, the Successor Rate will be deemed to be the Index Floor for the purposes of this Agreement and the other Loan Documents. Further, if the interest rate to be replaced is rounded upwards to the next 1/8th of 1% under the terms of this Agreement or any Loan Document, the Successor Rate shall also be rounded up to the next 1/8th; provided further that this provision governing rounding shall not apply if Borrower has a Rate Management Agreements in effect with respect to all or part of an Advance.

(vi)
Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, or any other matter related to the Tranche Rate or any Successor Rate, including the selection of such rate, any related Spread Adjustment, or any Conforming Changes, or whether the composition or characteristics of any Successor Rate and Spread Adjustment or Conforming Changes will be similar to, or produce the same value or economic equivalence of, the initial Tranche Rate.

(vii)
Notwithstanding anything to the contrary contained herein, if, after the Effective Date, Borrower enters into a Rate Management Agreements with respect to all or part of a Tranche Rate Loan and the floating interest rate under the Rate Management Agreements is Daily Simple SOFR, Lender may replace the Tranche Rate hereunder with Daily Simple SOFR and a Spread Adjustment without consent of any other party hereto; provided further that, if subsequent thereto, Lender and Borrower amend such Rate Management Agreements to include, or terminate such Rate Management Agreements and enter into a new Rate Management Agreements with, a floating interest rate thereunder of the original Tranche Rate, then Lender may further replace Daily Simple SOFR hereunder with the original Tranche Rate (and a Spread Adjustment, if applicable) hereunder without consent of any other party hereto; and, in either such event, (A) such rate shall be a Successor Rate hereunder, and (B) Lender shall provide written notice thereof to Borrower.

(d) Illegality. Notwithstanding any other provisions hereof, if any Law shall make it unlawful for Lender to make, fund or maintain Tranche Rate Loans, Lender shall promptly give notice of such circumstances to Borrower. In such an event, (i) the commitment of Lender to make Tranche Rate Loans as Tranche Rate Loans or convert Base Rate Loans to Tranche Rate Loans shall be immediately

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suspended and (ii) all outstanding Tranche Rate Loans shall be converted automatically to Base Rate Loans on the last day of the Interest Period thereof or at such earlier time as required by Law.

(a)
Tranche Rate Breakage Fee. Upon (i) any default by Borrower in making any borrowing of, conversion into or conversion of any Tranche Rate Loan following Borrower's delivery to Lender of any applicable Notice of Borrowing or Notice of Conversion or (ii) any payment of a Tranche Rate Loan on any day that is not the last day of the Interest Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), Borrower shall promptly pay Lender an amount equal to the amount of any losses, expenses and liabilities (including any loss (including interest paid) in connection with the re-employment of such funds) that Lender sustains as a result of such default or such payment.
(b)
Increased Costs. If, after the Effective Date, any Change in Law: (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, or any successor thereto, but excluding any reserve included in the determination of the Tranche Rate pursuant to the provisions of this Agreement), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by Lender, or (ii) shall impose on Lender any other condition affecting its Tranche Rate Loans, any of its notes issued pursuant hereto (if any) or its obligation to make Tranche Rate Loans; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) Lender of making or maintaining any Tranche Rate Loan, or to reduce the amount of any sum received or receivable by Lender under this Agreement or under any of its notes issued pursuant hereto (if any) with respect thereto, then upon demand by Lender, Borrower shall promptly pay directly to Lender such additional amount as will compensate Lender for such increased cost or such reduction.
(c)
Conforming Changes. In connection with the use, implementation, or administration of the Tranche Rate, including any temporary or permanent replacement of the Tranche Rate, Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Lender will promptly notify Borrower of the effectiveness of any Conforming Changes in connection with the use, implementation, or administration of the Tranche Rate, or any temporary or permanent replacement of the Tranche Rate.
(e)
Section 7.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Other unsecured Indebtedness of Borrower or its Subsidiaries incurred from and after

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March 31, 2021 in an aggregate amount not to exceed $20,000,000.00 (the "Unsecured Indebtedness Cap"). For the avoidance of doubt, the Unsecured Indebtedness Cap will be in addition to any amount borrowed under the Revolving Loan, up to the maximum amount of the Revolving Loan.

2.
Representations and Warranties. Borrower and Guarantors hereby represent, covenant and warrant to Lender as follows:
(a)
The representations and warranties in the Loan Documents are true and correct in all material respects as of the date hereof.
(a)
There is currently no Default or Event of Default under the Loan Documents, and none of Borrower or Guarantors have knowledge of any event or circumstance that with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Loan Documents.
(b)
The Loan Documents are in full force and effect and, following the execution and delivery of this Amendment, the Loan Documents continue to be the legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, other debtor relief laws and general principles of equity.
(c)
There has been no material adverse change in the financial condition of Borrower, Guarantors or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.
(d)
As of the date hereof, none of Borrower or any of the Guarantors has any claims, counterclaims, defenses or set-offs with respect to the Loan or the Loan Documents, as modified herein.
(e)
Borrower and each Guarantor validly exists under the laws of their respective states of formation or organization and have the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents, as modified herein. The execution and delivery of this Amendment by Borrower and Guarantors and the performance by Borrower and Guarantors of the Loan Documents, as modified herein, have been duly authorized by all requisite action by or on behalf of Borrower and Guarantors. This Amendment has been duly executed and delivered on behalf of Borrower and Guarantors.
3.
Partial Release. In the event, and only in the event, that the Real Property Collateral located at [_________] in Eustis, Florida (the "Eustis Property") is being conveyed to a third party purchaser, Lender agrees to release the Eustis Property as security for the Loan subject to Borrower's satisfaction of the conditions set forth in this Section. Upon written request delivered to Lender, Lender, at the sole expense of Borrower, shall execute and deliver to Borrower at the closing of the sale of the Eustis Property all releases, termination statements and/or other documents reasonably necessary to evidence the release of the Eustis Property from the liens created under the Loan Documents ("Release Documents"), which Release Documents must be in forms reasonably acceptable to Lender, provided that Borrower has complied with Section 2.7 of the Credit Agreement and has delivered to Lender each of the following, in a form acceptable to

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Lender: (i) a copy of the executed purchase and sale agreement and any amendments thereto, (ii) updated appraisals for all of the Real Property in the collateral pool for the Loan reflecting that the combined appraised value of the remaining Real Estate in the collateral pool at a 75% advance rate exceeds $50,000,000.00, and (iii) any other information or documentation in connection with the requested release reasonably requested by Lender. Any costs and expenses of Lender associated with the release, including, without limitation, the reasonable attorneys’ fees and costs of Lender, shall be paid by Borrower prior to the release of the Eustis Property.
4.
Reaffirmation. Each of Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the liens granted in or pursuant to the Loan Documents and (v) affirms that each of the liens granted in or pursuant to the Loan Documents are valid and subsisting.
5.
Loan Fees and Expenses. As a condition precedent to Lender's agreement to enter into this Amendment, Borrower hereby agrees to pay Lender all actual out-of-pocket costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys' fees and expenses.
6.
Release of Claims. Borrower, Guarantors, and any other obligors, on behalf of themselves and their respective successors and assigns (collectively and individually, "Borrower Parties"), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, servicers, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the date of this Amendment or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the date of this Amendment, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the date of this Amendment. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the date of this Amendment. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release.

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7.
Further Assurances. Borrower and Guarantors agree to cooperate, adjust, initial, re-execute and redeliver any and all documents including, but not limited to, any notes, loan documents, security agreements, financing statements, guarantees, deeds, affidavits and closing statements deemed necessary in the reasonable discretion of Lender to consummate or complete the transactions contemplated herein, to correct errors or to perfect Lender's liens or security interests.
8.
Ratification. Except as expressly modified hereby, the terms and conditions of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
9.
Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to the conflicts of laws principles thereof.
10.
Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
11.
Documentary Stamp Taxes; Intangible Taxes. This Amendment renews and decreases the principal indebtedness evidenced by the Note. There are no new obligors. Therefore, no additional Florida documentary stamp taxes are due in connection with this Agreement. It is the intent of the parties hereto that the original of the Note shall be attached to this Amendment to comply with the provisions of Florida Statute §201.09. Borrower acknowledges, stipulates, covenants and agrees that Borrower is solely responsible for payment of any and all documentary stamp taxes and intangible taxes with respect to the Loan. In the event that at any time or from time to time the Florida Department of Revenue shall impose any documentary stamp tax, intangible tax, interest, penalties or fines with respect to the Loan or the Loan Documents, Borrower shall pay same immediately upon demand and Borrower shall indemnify, defend and hold Lender harmless of, from and against any and all such documentary stamp tax, intangible tax, interest, penalties or fines, together with all costs of collection thereof.
12.
Miscellaneous.
(i)
A breach or default hereunder shall be an "Event of Default" under Section 8.1 of the Credit Agreement entitling Lender to all of the remedies afforded Lender in Section 8.1 of the Credit Agreement.
(ii)
Borrower, Guarantors and Lender acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, with respect to the Loan that are not embodied in the Loan Documents and this Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantors and Lender with respect to the Loan and that all such prior understandings, agreements and representations are hereby modified as set forth in this Amendment. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

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(iii)
This Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
(iv)
Any references to the Credit Agreement or the Loan Documents contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment shall be deemed a "Loan Document" and accordingly, the definition of the term "Loan Documents" appearing in the Loan Documents is hereby amended to include, in addition to the documents already covered thereby, this Amendment. The paragraph and section heading used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.
(v)
Time is of the essence of each of Borrower's and Guarantors' obligations under this Amendment.
(vi)
All of the Collateral shall remain in all respects subject to the lien, charge and encumbrance of the Loan Documents, and, nothing herein contained and nothing done pursuant hereto shall affect the lien, charge or encumbrance of the Loan Documents or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.
(vii)
If one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

BORROWER: HCI GROUP, INC.,

a Florida corporation

By:

Name: James Mark Harmsworth
Title: Chief Financial Officer

GUARANTORS: HOMEOWNERS CHOICE MANAGERS, INC.,

a Florida corporation

GREENLEAF CAPITAL, LLC,

a Florida limited liability company

OMEGA INSURANCE AGENCY, INC.,

a Florida corporation

SOUTHERN ADMINISTRATION, INC.,

a Florida corporation

ENCLAVE SERVICES, INC.,

a Florida corporation

GATORS ON THE PASS HOLDINGS LLC,

a Florida limited liability company

JOHN'S PASS MARINA INVESTMENT HOLDINGS LLC,

a Florida limited liability company

PASS INVESTMENT HOLDINGS LLC,

a Florida limited liability company

TV INVESTMENT HOLDINGS LLC,

a Florida limited liability company

SILVER SPRINGS PROPERTY INVESTMENTS, LLC,

a Florida limited liability company

GRISTON CLAIM SERVICES, INC.,

a Florida corporation

HCPCI HOLDINGS, LLC,

a Florida limited liability company

BIG BEND LINCOLN SWC, LLC,

a Florida limited liability company

FMKT MEL OWNER LLC,

a Florida limited liability company

SORRENTO PBX, LLC,

a Florida limited liability company

CENTURY PARK HOLDINGS, LLC,

a Florida limited liability company

GULF TO BAY LM, LLC,

a Florida limited liability company

JP BEACH HOLDINGS LLC,

a Florida limited liability company

HCI INSURANCE ADMINISTRATION SERVICES, INC.,

a Florida corporation

WESTVIEW HOLDINGS, LLC,

a Florida limited liability

By:

Name: James Mark Harmsworth
Title: Chief Financial Officer

LENDER: FIFTH THIRD BANK,

NATIONAL ASSOCIATION

By:__________________________

Michael J. Schaltz, Jr., its Managing

Director & Senior Vice President